Fees Summary	Jun. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,200,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	183,720.00
Total Offset Amount	0.00
Net Fee	$ 183,720.00
Final Prospectus	false